Exhibit 10.9

SERIES F PREFERRED SHARES PURCHASE AGREEMENT

This SERIES F PREFERRED SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into on May 28, 2021 by and between (i) Suzhou Industrial Park Prosperity Fresh Enterprise Management Center (Limited Partnership) (苏州工业园区盛世优鲜企业管理中心(有限合伙)), a limited partnership duly incorporated and validly existing in the PRC (the “New Investor”), (ii) Changshu Shengshi Youxian Industrial Investment Fund Partnership (Limited Partnership) (常熟盛世优鲜产业投资基金合伙企业(有限合伙), a limited partnership duly incorporated and validly existing in the PRC (the “Changshu Shengshi Fund”), (iii) Missfresh Limited, a company incorporated and validly existing under the laws of Cayman Islands (the “Company”) and (iv) the entities as set forth on Schedule A (the “Other Group Companies”, together with the Company and each direct and indirect Subsidiary of any of the foregoing, and “Group Companies” or “Group” refers to all of the Group Companies collectively).

Each of the parties listed above is referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Company and certain other parties named therein has entered into certain Series F Preferred Shares Purchase Agreement dated as of December 9, 2020 (the “Original Purchase Agreement”), which is attached as Exhibit D hereto.

WHEREAS, the New Investor wishes to invest in the Company by subscribing the Subscribed Shares (as defined below) to be issued by the Company pursuant to same terms, provisions and conditions contained in the Original Purchase Agreement, unless otherwise agreed and amended herein. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Original Purchase Agreement.

1.

Subject to the terms and conditions of this Agreement, at the Closing, the New Investor agrees to subscribe for and purchase, and the Company agrees to issue and sell to the New Investor, 6,818,048 Series F Preferred Shares (the “Subscribed Shares”) with an aggregated purchase price of USD681.80 (the “Subscription of Shares”).

2.

The Section 2 (Purchase and Sale of Shares) (excluding Section 2.1 (Agreement to Purchase and Sale)), Section 4 (Representations and Warranties of the Investor), Section 5 (Conditions of the Investor’s Obligations at the Closing) (excluding Sections 5(e) (Memorandum and Articles), 5(i) (Opinions of Counsel), and 5(j) (ODI Registration and Approvals)), Section 6 (Conditions of the Company’s Obligations at Closing) (excluding Section 6.4 (ODI Registration and Approvals)), Section 7 (Covenants; Miscellaneous) (excluding Section 7.12 (Fees and Expenses)) of the Original Purchase Agreement, together with the exhibits and schedules therein (excluding Table B (Capitalization Table) of Schedule I of the Original Purchase Agreement), shall apply mutatis mutandis to this Agreement, provided in such Sections above, (i) all references to “Closing” shall be deemed to be references to the closing of the New Investor’s purchase of the Subscribed Shares pursuant to this Agreement, and (ii) all references to “Investor” shall be deemed to be references to the New Investor.

Notwithstanding anything to the contrary, (x) all references to “Consents” under Section 4.2 (Consents; No Conflicts.) of Section 4 (Representations and Warranties of the Investor) shall exclude the ODI Registration and Approvals to be obtained by the New Investor in accordance with Article 5(1) herein with respect to the transaction contemplated hereunder; and (y) for purpose of calculating the Indemnification Cap against the New Investor set forth in Section 7.10(iv) of the Original Purchase Agreement, the purchase price of the New Investor shall be deemed as USD 35,953,612.19.

3.

The Section 3 (Representations and Warranties of the Warrantors) of the Original Purchase Agreement, shall apply mutatis mutandis to this Agreement, provided in such Section 3, all references to “Investor” shall be deemed to be references to the New Investor.

4.

Notwithstanding the foregoing and in addition to the Article 2 hereof, the Parties hereto agree that the obligations of the New Investor to consummate the Closing of the Subscription of Shares as provided hereof, unless otherwise waived in writing by the New Investor, are also subject to the fulfillment on or before the Closing of the following condition:

(1)

“The New Investor shall have duly obtained all ODI Registration and Approvals with respect to its investment in the Company, as soon as reasonably practicable but in any event no later than May 25, 2021.”

(2)	“The Termination Agreement (终止协议) in the form set forth in Exhibit C hereto shall have been duly executed and delivered by the parties thereto.”

5.

Notwithstanding the foregoing and in addition to the Article 2 hereof, the Parties hereto agree that the obligations of the Company to consummate the Closing of the Subscription of Shares as provided hereof, unless otherwise waived in writing by the Company, are also subject to the fulfillment on or before the Closing of the following condition:

“The New Investor shall have duly obtained all ODI Registration and Approvals with respect to its investment in the Company, as soon as reasonably practicable but in any event no later than May 25, 2021.”

6.

Notwithstanding the foregoing, the condition set forth in Section 6.3 (Execution of Transaction Documents) of the Original Purchase Agreement which applies mutatis mutandis to this Agreement shall be deemed satisfied upon delivery by the New Investor to the Company of (i) the Deed of Adherence to the Shareholders Agreement in the form set forth in Exhibit A hereto, and (ii) the Deed of Adherence to the Right of First Refusal and Co-Sale Agreement in the form set forth in Exhibit B hereto.

7.

Notwithstanding anything to the contrary, the Parties hereby agree that for purpose of Section 11.30 of the Shareholders Agreement (as defined under the Original Purchase Agreement), the purchase price paid by the New Investor to the Company shall be deemed as USD 35,953,612.19, and therefore the New Investor shall be deemed as a Qualified Series F Investor thereunder, provided that the Closing under this Agreement has occurred and therefore the Subscription of Shares has been completed.

8.

Each Party shall pay all of its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and other Transaction Documents and the transactions contemplated hereby and thereby. If any action at Law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

9.	Notwithstanding the foregoing, the capitalization of the Company immediately after the Closing of Subscription of Shares hereof shall be set forth in Schedule B hereof.

10.

Any notice required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address of the New Investor is as below:

Address: ***

Tel: ***

Email: ***

Attn: ***

11.

This Agreement and other Transaction Documents (as defined under the Original Purchase Agreement, excluding the Original Purchase Agreement) together with all the schedules and exhibits hereto and thereto, which are hereby expressly incorporated herein by this reference, constitute the entire understanding and agreement between the Parties with regard to the subjects hereof and thereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter hereof and thereof (including the Investment Agreement of Changshu Missfresh E-Commerce Co., Ltd. (常熟每日优鲜电子商务有限公司投资协议) among the Company, Changshu Shengshi Fund and certain other parties thereto dated April 16, 2020 and Supplemental Agreement to Investment Agreement of Changshu Missfresh E-Commerce Co., Ltd. (常熟每日优鲜电子商务有限公司投资协议之补充协议) entered into by and among the Company, Changshu Shengshi Fund and certain other parties thereto dated April 16, 2020 (collectively, the “Prior Agreement”), immediately upon the Closing. In consideration of the mutual covenants and promises contained herein, each of the Parties confirms and acknowledges that the Prior Agreement shall hereby be terminated in its entirety with no further force and effect immediately upon the Closing.

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IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

COMPANY:	Missfresh Limited

	By:	/s/ Xu Zheng
Name: Xu Zheng (徐正)
Title: Director

GROUP COMPANIES:	Mrfresh Limited

	By:	/s/ Xu Zheng
Name: Xu Zheng (徐正)
Title: Director

Missfresh HK Limited

	By:	/s/ Xu Zheng
Name: Xu Zheng (徐正)
Title: Director

Mrfresh HK Limited

	By:	/s/ Xu Zheng
Name: Xu Zheng (徐正)
Title: Director

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Beijing Missfresh E-Commerce Co., Ltd. (北京每日优鲜电子商务有限公司) (Seal)

	By:	/s/ Zeng Bin
Name: Zeng Bin (曾斌)
Title: Legal Representative

Jinan Missfresh E-Commerce Co., Ltd. (济南每日优鲜电子商务有限公司) (Seal)

	By:	/s/ Zeng Bin
Name: Zeng Bin (曾斌)
Title: Legal Representative

Jinan Missfresh Extreme Speed Information Technology Co., Ltd. (济南每日优鲜极速信息科技有限公司) (Seal)

	By:	/s/ Zeng Bin
Name: Zeng Bin (曾斌)
Title: Legal Representative

Jinan Missfresh Venture Capital Co., Ltd. (济南每日优鲜创业投资有限公司) (Seal)

	By:	/s/ Zeng Bin
Name: Zeng Bin (曾斌)
Title: Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Jinan Missfresh Bianligou Network Technology Co., Ltd. (济南每日优鲜便利购网络科技有限公司) (Seal)

	By:	/s/ Li Yang
Name: Li Yang (李漾)
Title: Legal Representative

Beijing Missfresh Bianligou E-Commerce Co., Ltd. (北京每日优鲜便利购电子商务有限公司) (Seal)

	By:	/s/ Li Yang
Name: Li Yang (李漾)
Title: Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Changshu Missfresh E-Commerce Co., Ltd. (常熟每日优鲜电子商务有限公司) (Seal)

	By:	/s/ Zhang Bin
Name: Zhang Bin (张斌)
Title: Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Changshu Dingzhu Enterprise Management Service Co., Ltd. (常熟鼎铸企业管理服务有限公司) (Seal)

	By:	/s/ Guo Qi
	Name:	Guo Qi (郭琦)
	Title:	Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

GROUP COMPANIES:	Changshu Meiri Technology Co., Ltd. (常熟每日科技有限公司) (Seal)

	By:	/s/ Sun Yuan
	Name:	Sun Yuan (孙原)
	Title:	Legal Representative

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

NEW INVESTOR:	Suzhou Industrial Park Prosperity Fresh Enterprise Management Center (Limited Partnership) (苏州工业园区盛世优鲜企业管理中心(有限合伙)) (Seal)

	By:	/s/ Authorized Signatory
Name:
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the Parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

Changshu Shengshi Fund	Changshu Shengshi Youxian Industrial Investment Fund Partnership (Limited Partnership) (常熟盛世优鲜产业投资基金合伙企业(有限合伙) (Seal)

	By:	/s/ Authorized Signatory
Name:
	Title:	Authorized Signatory

Schedule A

Other Group Companies

Schedule B

Capitalization Table

Exhibit A

Form of Deed of Adherence to the Shareholders Agreement

Exhibit B

Form of Deed of Adherence to the Right of First Refusal and Co-Sale Agreement

Exhibit C

Form of Termination Agreement

Exhibit D

Original Purchase Agreement